UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2004

QUICKLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, California		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)           On September 8, 2004, the board of directors of QuickLogic Corporation (“QuickLogic”) elected Arturo Krueger to the board of directors to fill a pre-existing vacancy as a Class II director.

A copy of QuickLogic’s press release is attached hereto as Exhibit 99.1.

ITEM 9.01           Financial Statements and Exhibits.

The following exhibit is furnished as a part of this report:

Exhibit No. 99.1           Press release dated September 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKLOGIC CORPORATION

/s/ Carl M. Mills
Carl M. Mills
Chief Financial Officer (Principal Accounting Officer and officer duly authorized to sign this report on behalf of QuickLogic)

Date: September 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated September 9, 2004